UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       January 11, 2005
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                                deltathree, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-28063                                 13-4006766
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     (Commission File Number)               (IRS Employer Identification No.)

       75 Broad Street, New York, NY                        10004
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 500-4850
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      deltathree, Inc. ("deltathree") has entered into a formal agreement with SBC Services, Inc., a subsidiary of SBC Communications Inc., to provide services to support the SBC companies' planned rollout of residential VoIP services.

      Under the service provider agreement, deltathree will provide SBC companies the following services: front-end design, operations and billing support systems (OSS/BSS), application development and network management services. deltathree will also provide systems integration and management of designated elements of the service as well as ongoing consulting and solution support.

      The agreement has an initial term of two years with an automatic annual renewal clause. deltathree will provide its VoIP service provider solutions to SBC Communications based on a recurring monthly fee per subscriber.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        /s/ deltathree, Inc.
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                                        deltathree, Inc.


Date: January 10, 2005                  By: /s/ Paul C. White
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                                            Paul C. White
                                            Chief Financial Officer